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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the AllianceBernstein Ovation Plus Variable Annuity (filed under Post-Effective Amendment No. 6 under the Securities Act of 1933), which is incorporated by reference in this Registration Statement on Form N-4 for Variable Annuity Account Nine of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 19, 2004, relating to the financial statements of Variable Annuity Account Nine. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
May 18, 2004